ACQUISITION (Tables)	12 Months Ended
Dec. 31, 2012
Purchase Price Allocated to Assets Acquired as of Date of Acquisition

The transaction was accounted for as a business combination using the acquisition method of accounting. The purchase price allocation of the transaction was allocated to assets acquired as of the date of acquisition as follows:

Fair value of net asset acquired	$440

Total consideration	$440